Prospectus supplement dated August 5, 2016
to the following prospectus(es):
BOA InvestCare prospectus dated May 1, 2002
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The purpose of this supplement is to correct the numbering sequence of the supplement dated August 3, 2016.
The following changes are made to the prospectus:
1) Effective January 1, 2016, all references to Neuberger Berman Management LLC, Neuberger Berman LLC, and Neuberger Berman Fixed Income LLC as Sub-advisor to the following funds is changed to Neuberger Berman Investment Advisers LLC:
•	Nationwide Variable Insurance Trust – NVIT Multi-Manager Mid Cap Growth Fund
•	Neuberger Berman Advisers Management Trust – Mid-Cap Growth Portfolio
PRO-4616-8